                                                                     EXHIBIT 3.1


                            ARTICLES OF INCORPORATION
                                       OF
                               S T DRILLING, INC.

         I, the undersigned natural person of the age of eighteen (18) years or more, being a citizen of the State of Texas, acting as an incorporator of a corporation ("Corporation") under the Texas Business corporation Act ("Act"), adopt the following Articles of Incorporation for the Corporation:

                                   ARTICLE ONE

                                      NAME

         The name of the Corporation is S T Drilling, Inc.

                                   ARTICLE TWO

                                    DURATION

         The period of the duration of the Corporation is perpetual.

                                  ARTICLE THREE

                                     PURPOSE

         The purposes for which the Corporation is organized are:

         (a) To explore, prospect, drill for, produce, market, sell and deal in and with petroleum, mineral, animal, vegetable, and other oils, asphaltum, natural gas, gasoline, naphthene, hydrocarbons, oil shales, sulphur, salt, clay, coal, minerals, mineral substances, metals, ores of every kind or other mineral or nonmineral, liquid, solid, or volatile substances and products, by-products, combinations, and derivatives thereof, and to buy, lease, hire, contract for, invest in, and otherwise acquire, and to own, hold, maintain, equip, operate, manage mortgage, create security interests in, deal in and with, and to sell, lease, exchange, and otherwise dispose of oil, gas, mineral, and mining lands, wells, mines, quarries, rights, royalties, overriding royalties, oil payments, and other oil, gas, and mineral interests, claims, locations, patents, concessions, franchises, real and personal property, and all interests therein, vehicles, crafts, and machinery for use on land, water, or air, for prospecting, exploring, and drilling for, producing, gathering, purchasing, leasing, exchanging, or otherwise acquiring, selling, exchanging, trading for, or otherwise disposing of such mineral and non mineral substances; and to do engineering and contracting and to design, construct, drill, bore, sink, develop, improve, extend, maintain, operate, and repair wells, mines, plants, works, machinery, appliances, rigging, casing, and tools, for this Corporation and other persons, associations, or corporations.

         (b) To establish and maintain a drilling business with authority to own and operate drilling rigs, machinery, tools, or apparatus necessary in the boring or otherwise sinking of wells for the production of oil, gas, or water; to manufacture, buy, sell, lease, let, and hire machines and machinery, equipment, tools, implements, and appliances, and all other property, real and personal, useful or available in prospecting for and in producing, petroleum and natural gas and all other volatile and mineral substances and their products and by-products and of all articles and materials in any way resulting from or connected therewith; to purchase, lease, construct, or otherwise acquire, exchange, sell, let, or otherwise dispose of, own, maintain, develop, and improve any and all property, real or personal, plants, refineries, factories, warehouses, stores, and buildings of all kinds useful in connection with the business of the Corporation including the drilling for oil and gas wells or mining in any manner or by any method permitted by law on such real property.

         (c) To conduct and engage in any lawful business or activity for which corporations may be organized under the Act.

                                  ARTICLE FOUR

                                  CAPITAL STOCK

         Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is One Million (1,000,000) shares of common stock of the par value of One Dollar ($1.00) each.

         Section 2. Cumulative Voting Denied. No shareholder shall have the right to cumulate his votes for the election of directors, but each share shall be entitled to one vote in the election of each director.

         Section 3. Denial of Pre-emptive Rights. No shareholder shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock or any rights or options of the Corporation which it may issue or sell, whether out of the number of shares authorized by these Articles of Incorporation or by amendment thereof or out of the shares of the stock of the Corporation acquired by it after the issuance thereof, nor shall any shareholder be entitled as a matter of right to subscribe for, purchase or receive any bonds, debentures or other securities which the Corporation may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligation the right to subscribe for, purchase or receive from the Corporation any shares of its capital stock; but all such additional issues of stock, rights and options, or of bonds, debentures or other securities convertible into or exchangeable for stock, or to which warrants shall be attached or appertain or which shall confer upon the holder the rights to subscribe for, purchase or receive any shares of stock, may be issued and disposed of by the Board of Directors to such persons, firms or corporations as in their absolute discretion they may deem advisable. The acceptance of stock in the Corporation shall be a waiver of any pre-emptive or preferential right which in the absence of this provision might otherwise be asserted by shareholders of the Corporation or any of them.

                                  ARTICLE FIVE

                  INITIAL CONSIDERATION FOR ISSUANCE OF SHARES

         The Corporation will not commence business until it has received for the issuance of shares consideration of One Thousand and No/100 Dollars ($1,000.00), consisting of money, labor done or property received.

                                   ARTICLE SIX

                       INITIAL REGISTERED OFFICE AND AGENT

         The post office address of the initial registered office of the Corporation is Route 1, Box 22E, Spicewood, Texas 78669, and the name of the initial registered agent of the Corporation, at such address, is Robert R. Marmor.

                                  ARTICLE SEVEN

                            DATA RESPECTING DIRECTORS

         Section 1. Board of Directors. The number of directors shall from time to time be fixed by the By-laws of the Corporation. The number of directors constituting the initial Board of Directors is one (1) who need not be a resident of the State of Texas or shareholder of the Corporation.

         Section 2. Names and Addresses. The names and addresses of the persons who are elected to serve as directors until the first annual meeting of the shareholders, and until their successors shall have been elected and qualified are:

               Name                        Address

         Robert R.  Marmor             Route 1, Box 22E
                                       Spicewood, Texas 78669

         Section 3. Increase or Decrease of Directors. The number of directors may be increased or decreased from time to time by amendment to the By-laws; but no decrease shall have the effect of shortening the term of any incumbent director. In the absence of a ByLaw fixing the number of directors, the number shall be one (1).

                                  ARTICLE EIGHT

                                 INDEMNIFICATION

         The Corporation shall indemnify any person (and the heirs, executors and administrators of such person) who is or was a director, officer or employee of the Corporation or of any other corporation which he served as such at the request of the Corporation and of which the Corporation directly or indirectly is a shareholder or creditor, or in which it is in any way interested, against any and all liability and reasonable expense (including attorneys' fees) that may be incurred by him in connection with or resulting from any claim, action, suit or proceeding (whether brought by or in the right of the Corporation or otherwise), civil or criminal, or in connection with an appeal relating thereto, in which he may become involved as a party or otherwise by reason of being or having been such a director, officer or employee (whether or not a director, officer or employee at the time such liability and expense may be incurred) except in relation to matters as to which he shall be adjudged in such action, suit or proceeding to be liable for negligence or misconduct in the performance of his duty to the Corporation or guilty of unlawful conduct in connection therewith. The Corporation shall also reimburse any such director, officer or employee for the reasonable costs of settlement, including reasonable expenses and attorneys' fees, of any such action, suit or proceeding, if it shall be found by a majority of a committee of directors not involved in the matter in controversy, whether or not a quorum, that it is to the best interest of the Corporation that such settlement be made and that such director, officer or employee was not negligent or guilty of misconduct in the performance of his duty to the Corporation. Such rights of indemnification and reimbursement shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled under any by-laws, agreement, vote of shareholders, or as a matter of law or otherwise. The Corporation shall have the power to purchase and maintain insurance on behalf of any such director, officer or employee, whether or not then serving, against any liability asserted against him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the laws of the State of Texas.

                                  ARTICLE NINE

                        TRANSACTIONS WITH THE CORPORATION

         Any contract or other transaction between the Corporation and one or more of its directors, or between the Corporation and any firm of which one or more of its directors are members or employees, or in which they are interested, or between the Corporation and any corporation or association of which one or more of its directors are shareholders, members, directors, officers or employees, or in which they are interested, shall be valid for all purposes, notwithstanding his or their participation in the action, if the fact of such interest shall be disclosed or otherwise known to the Board of Directors and the Board of Directors shall, nevertheless, authorize or ratify the contract or transaction, the interest director or directors to be counted in determining whether a quorum is present and to be entitled to vote on such authorization or ratification; and no director shall be liable to account to the Corporation for any profits realized by or from or through any such contract or other transaction by reason of interest therein when such contract or other transaction has been authorized or ratified in accordance with the foregoing. This Article Nine shall not be construed to invalidate any contract or transaction which would otherwise be valid in the absence of this provision.

                                   ARTICLE TEN

                          DATA RESPECTING INCORPORATORS

         The name and address of the incorporator of the Corporation is:

               Name                        Address

         J.  David Oppenheimer        Suite 620, 711 Navarro
                                      San Antonio, Texas 78205

         IN WITNESS WHEREOF, I have hereunto set my hands this 13th day of November, 1979.

                                           INCORPORATOR:



                                           /s/  J.  David Oppenheimer
                                           -------------------------------------
                                           J.  DAVID OPPENHEIMER

                              ARTICLES OF AMENDMENT

                                       FOR

                               S T DRILLING, INC.

                                    ARTICLE I

         The name of the corporation is S T Drilling, Inc.

                                   ARTICLE II

         The following amendments to the Articles of Incorporation were adopted on January 1980.

         Article IV is amended by deleting Section 3 thereof.

                                   ARTICLE III

         The number of shares of the corporation outstanding and entitled to vote at the time of such adoption was 92.592592 shares of $1.00 par value stock.

                                   ARTICLE IV

         The holders of all shares outstanding and entitled to vote have signed a consent in writing adopting said amendment.

                                                S T DRILLING, INC.

                                                By: /s/ Robert R. Marmor
                                                    ----------------------------
                                                    ROBERT R. MARMOR, President

                                                By: /s/ J.B. Allinson
                                                    ----------------------------
                                                    J.B. ALLINSON, Secretary


         Sworn to this 23rd day of January, 1980.

                                                /s/ Margaret Swatek
                                                --------------------------------
                                                Notary Public in and for
                                                Dallas County, Texas

         Sworn to this 28th day of January, 1980

                                                /s/ Mihl R. Kopecky
                                                --------------------------------
                                                Notary Public in and for
                                                Travis County, Texas


STATE OF TEXAS             )
                           )
COUNTY OF BEXAR            )

         BEFORE ME, Barbara Simon, a Notary Public in and for said county and state, on this 13th day of November, 1979, personally appeared J. DAVID OPPENHEIMER, who, being by me first duly sworn, severally declared that he is the person who signed the foregoing instrument as an Incorporator, and that the statements therein contained are true.

         WITNESS my hand and seal of office this 13th day of November, 1979.



                                                /s/ Barbara Simon
                                                --------------------------------
                                                Notary Public in and for
                                                Bexar County, Texas

                        STATEMENT OF CHANGE OF REGISTERED
                      OFFICE OR REGISTERED AGENT, OR BOTH,
                                       OF
                               S T DRILLING, INC.

To the Secretary of State
   of the State of Texas:

         Pursuant to the provisions of the Texas Business Corporation Act, the undersigned corporation, organized under the laws of the State of Texas submits the following statement for the purpose of changing its registered office or its registered agent, or both, in the State of Texas:

         1.       The name of the corporation is S T Drilling, Inc.

        *2. The post office address of its present registered office is Route 1, Box 22E, Spicewood, Texas 78669

        *3. The post office address to which its registered office is to be changed is Suite 2005, Alamo National Building, San Antonio, Texas 78205

         4.       The name of its present registered agent is Robert R. Marmor

         5.       The name of its successor registered agent is Robert R. Marmor

         6. The post office address of its registered office and the post office address of its registered agent, as changed, will be identical.

         7. Such change was authorized by resolution duly adopted by its board of directors. Dated February 28, 1980.

                                                   S T DRILLING, INC.

                                                   By: /s/ Robert R. Marmor
                                                       -------------------------
                                                       Its _________ President

STATE OF TEXAS

COUNTY OF  BEXAR

         I, Jeanette F. Anderson a notary public, do hereby certify that on this 28th day of February, 1980 , personally appeared before me Robert R. Marmor who being by me first duly sworn, declared that he is the President of S T Drilling, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                          /s/ Jeanette F. Anderson
                                          --------------------------------------
                                          Notary Public JEANETTE F. ANDERSON
                                          Notary Public, Bexar County, Texas



*Give street or building address, as well as city or town

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                               S T DRILLING, INC.

         Pursuant to Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                    ARTICLE I

         The name of the corporation is S T Drilling, Inc.

                                   ARTICLE II

         The following amendments to the Articles of Incorporation were adopted on October 29, 1980:

         Article One is amended to read:

                                  "ARTICLE ONE

                                      Name

         The name of the corporation is SOUTH TEXAS DRILLING COMPANY.

         Article Four is amended to read:

                                  "ARTICLE FOUR

                                  Capital Stock

                  Section 1. Authorized Shares. The aggregate number of shares that the Corporation shall have authority to issue is five million (5,000,000) shares of common stock of the par value of Ten Cents ($0.10) each.

                  Section 2. Cumulative Voting Denied. No shareholder shall have the right to cumulate his votes for the election of directors, but each share of common stock shall be entitled to one vote in the election of each director.

                  Section 3. Denial of Preemptive Rights. No shareholder shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock or any rights or options of the Corporation which it may issue or sell, whether out of the number of shares authorized by these Articles of Incorporation or by amendment thereof or out of the shares of the stock of the Corporation acquired by it after the issuance thereof, nor shall any shareholder be entitled as a matter of right to subscribe for, purchase or receive any bonds, debentures or other securities which the Corporation may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrants or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligation the right to subscribe for, purchase or receive from the Corporation any shares of its capital stock; but all such additional issues of stock, rights and options, or of bonds, debentures or other securities convertible into or exchangeable for stock, or to which warrants shall be attached or appertain or which shall confer upon the holder the rights to subscribe for, purchase or receive any shares of stock, may be issued and disposed of by the Board of Directors to such persons, firms or corporations as in their absolute discretion they may deem advisable. The acceptance of stock in the Corporation shall be a waiver of any preemptive or preferential right which in the absence of this provision might otherwise be asserted by shareholders of the Corporation or any of them.

                                   ARTICLE III

         The number of shares of the corporation outstanding and entitled to vote at the time of such adoption was 50,000.

                                   ARTICLE IV

         The number of shares voted for such amendment was 43,400; the number of shares voted against such amendment was none.

                                    ARTICLE V

         The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows:

         Effective with the filing of these Articles of Incorporation, each outstanding share of common stock, $1.00 par value, is split up and reclassified into seventeen (17) shares of common stock, $0.10 par value, to effect a seventeen-to-one stock split heretofore approved by the Board of Directors of the corporation.

                                   ARTICLE VI

         The manner which the change in stated capital is effected, and the amount of stated capital as changed, are as follows:

         Effective with the filing of these Articles of Amendment, the stated capital of the corporation shall be increased from $86,368 to an aggregate of $146,825.60. Such aggregate amount of stated capital shall consist of (i) $86,368, which is the amount of stated capital prior to filing these Articles of Amendment and (ii) $60,457.60, which the Board of Directors has authorized to be transferred from surplus to the stated capital account of the corporation, so that following the seventeen-to-one stock split described in Article V of these Articles of Amendment, the amount of stated capital stock shall equal the par value ($0.10) times the total number of issued and outstanding shares of common stock of the corporation immediately following such stock split.

                                             S T DRILLING, INC.



                                             By /s/ Hoy M. Booker
                                                -------------------------------

                                                President



                                             By /s/ Jeanette Anderson
                                                -------------------------------

                                                Secretary


Sworn to October 29, 1980.


                                             /s/ Doris Dowden
                                             ----------------------------------

                                             Notary Public, Bexar County, Texas

                               ARTICLES OF MERGER
                                       OF
                              ALAMO DRILLING, INC.
                                      INTO
                          SOUTH TEXAS DRILLING COMPANY


         Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, the undersigned, South Texas Drilling Company (the "Parent Corporation"), being the sole shareholder of Alamo Drilling, Inc. ("Alamo"), does hereby adopt the following Articles of Merger for the purpose of merging Alamo into the Parent Corporation:

         1. The name of the Parent Corporation is South Texas Drilling Company, and the name of the wholly owned subsidiary corporation is Alamo Drilling, Inc. Both of such corporations were organized under the laws of the State of Texas.

         2. The number of outstanding shares of capital stock of Alamo is 1,267, and all of such shares are owned by the Parent Corporation.

         3. The following resolutions were duly adopted by the Board of Directors of the Parent Corporation on November 21, 1980, to-wit:

                  RESOLVED, that the Company's wholly owned subsidiary, Alamo Drilling, Inc., be merged into the Company to be effective on January 2, 1981;

                  RESOLVED FURTHER, that the Agreement and Plan of Liquidation by and between the Company and Alamo Drilling, Inc., which was presented at this meeting, is hereby adopted and approved in all respects, and the officers of the Company are duly authorized to execute such Agreement and Plan of Liquidation by and on behalf of the Company; and

                  RESOLVED FURTHER, that the officers of the Company are hereby authorized to take any and all further actions, including but not limited to, filing Articles of Merger with the Texas Secretary of

                  State, and to pay all such expenses of whatever nature as in their judgment may be necessary, appropriate or advisable, in order to carry out the merger of Alamo Drilling, Inc. into the Company.

         EXECUTED this 31st day of December, 1980, to become effective on January 2, 1981.

                                      SOUTH TEXAS DRILLING COMPANY



                                      By /s/ Hoy M. Booker
                                      ------------------------------------------
                                          Its President



                                      By /s/ Jeanette F. Anderson
                                      ------------------------------------------
                                          Its Secretary


STATE OF TEXAS           )

COUNTY OF BEXAR          )

I, Doris Dowden, a notary public, do hereby certify that on this 31st day of December, 1980, personally appeared before me Hoy M. Booker, who, being by me first duly sworn, declared that he is the President of South Texas Drilling Company, that he signed the foregoing document as President of the corporation and that the statements therein contained are true.



                                      /s/ Doris Dowden
                                      ------------------------------------------
                                      Notary Public, Bexar County, Texas

                                      My Commission, Expires:     8/31/84
                                                             -------------------


SWORN TO on December 31, 1980.

                                      /s/ Doris Dowden
                                      ------------------------------------------
                                      Notary Public, Bexar County, Texas

My Commission Expires:   8-31/84
                      --------------



                                      SOUTH TEXAS DRILLING COMPANY


                                      By /s/ John A. Grosso
                                         ---------------------------------------
                                         President



                                      By /s/ Jeanette F. Anderson
                                         ---------------------------------------
                                         Secretary


SWORN TO June 26, 1981.



                                      /s/ Susan E. Tyree
                                      ------------------------------------------
                                      Notary Public, Bexar County, Texas
                                      My commission expires 7-15-81

Page 2
Secretary of State
October 29, 1980



         Please contact the undersigned or my secretary, Barb Bridger, by telephone today if you have any questions about filing these two documents. It is critical that these documents be filed today so please call immediately if any problem exists.

                                    Yours very truly,

                                    GRAVES, DOUGHERTY, HEARON & MOODY



                                    By /s/ W. AMON BURTON, JR.
                                       -----------------------------------------
                                       W. Amon Burton, Jr.

WAB:bb

Enclosures

cc:  Mr. Robert R. Marmor

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                   OF SOUTH TEXAS DRILLING & EXPLORATION, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The name of the Corporation is SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                   ARTICLE TWO

         The following amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation on June 20, 1984: The aggregate number of all classes of stock which the Corporation will have authority to issue is 11,000,000 shares divided into one class of 10,000,000 shares of Common Stock with a par value of $0.10 per share and one class of 1,000,000 shares of Preferred Stock with a par value of $1.00 per share which may be divided and issued in series, thereby increasing and changing the authorized number and par value of the shares of Common Stock from 5,000,000 of the par value of $0.10 each to 10,000,000 shares of Common Stock at the par value of $0.10 each and authorizing a new class of 1,000,000 shares of Preferred Stock. Section 2 of Article Four of the prior Articles denying cumulative voting and Section 3 of Article Four of the prior Articles denying shareholders pre-emptive rights have been retained in Article Four of the Amended Articles, but have been renumbered as Sections 4 and 5, respectively. New Section 4 contains language related to voting rights of shareholders of Preferred Stock and Common Stock. New Section 5 remains unchanged from old Section 3.

         The amendment alters or changes Article Four of the original Articles of Incorporation and the full text of Article Four, as amended, is as follows:

                                  ARTICLE FOUR

                                  Capital Stock

                  Section 1. Authorized Shares. The aggregate number of shares which the Corporation has authority to issue is 11,000,000 shares divided into: (A) one class of 10,000,000 shares of Common Stock with a par value of $0.10 per share, and (B) one class of 1,000,000 shares of Preferred Stock with a par value of $1.00 per share, which may be divided into and issued in series as set forth in this Article Four.

                  Section 2. Authorization of Directors to Determine Certain Rights of Preferred Stock. The Board of Directors is authorized, from time to time, to divide the Preferred Stock into series, to designate each series, to fix and determine separately for each series any one or more of the following relative rights and preferences, and to issue shares of any series then or previously designated, fixed and determined:

                  (A) the rate of dividend;

                  (B) the price at and the terms and conditions subject to applicable law, on which shares may be redeemed;

                  (C) the amount payable upon shares in event of involuntary liquidation;

                  (D) the amount payable upon shares in event of voluntary liquidation;

                  (E) sinking fund provisions (if any) for the redemption or purchase of shares;

                  (F) the terms and conditions on which shares may be converted if the shares of any series are issued with the privilege of conversion; and

                  (G) voting rights (including the number of votes per share, the matters on which the shares can vote, and the contingencies which make the voting rights effective).

                  Section 3. Preferences, Limitations and Relative Rights of All Classes of Capital Stock.

                  (A) General. All shares of Common Stock shall have rights identical to those of all other such shares. Except as they may vary among series established pursuant to Section 2 of this Article Four, all shares of Preferred Stock shall have preferences, limitations and relative rights identical to those of all other such shares. Except as otherwise expressly provided by law, shares of Preferred Stock shall have only the preferences and relative rights expressly stated in this Article Four.

                  (B) Dividends.

                           (1) Amount; Time. Each series of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate per annum fixed for such series by the Board of Directors pursuant to Section 2 of this Article Four, and no more, payable quarter-annually on the last day of March, June, September and December in each year.

                           (2) Cumulativity. Dividends on Preferred Stock shall be cumulative from date of issue. Cumulations of dividends shall not bear interest.

                           (3) Priority Over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on Common Stock, and no Common Stock shall be purchased by the Corporation, unless full dividends on outstanding Preferred Stock for all past dividend periods and for the current dividend period shall have been declared and paid.

                           (4) Parity Among Series. No dividend shall be declared on any series of Preferred Stock (a) for any dividend period unless all dividends cumulated for all prior dividend periods shall have been declared or shall then be declared at the same time upon all series of Preferred Stock then outstanding, and (b) unless a dividend for the same period shall be declared at the same time upon all series of Preferred Stock then outstanding.

                  (C) Liquidation Preference. In the event of dissolution, liquidation or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of Common Stock, the holders of each series of Preferred Stock then outstanding shall be entitled to receive the amount fixed by the Board of Directors pursuant to Section 2 of this Article Four plus a sum equal to all cumulated but unpaid dividends (whether or not earned or declared) to the date fixed for distribution, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock. If the assets distributable among the holders of Preferred Stock are insufficient to permit full payment to them, the entire assets shall be distributed among the holders of the Preferred Stock in proportion to their respective liquidation preferences. Neither the consolidation, merger or reorganization of the Corporation with any other corporation or corporations, nor the sale of all or substantially all of the assets of the Corporation, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be a dissolution, liquidation or winding up within the meaning of this paragraph.

                  (D) Redemption.

                           (1) Right; Method. All or any part of any one or more series of Preferred Stock may be redeemed at any time or times by the Corporation under terms as determined by resolution of the Board of Directors, in accordance with the terms and conditions of applicable law and of this Article Four and those fixed by the Board of Directors pursuant to Section 2 of this Article Four. The Corporation may redeem shares of any one or more series without redeeming shares of any other series. If less than all the shares of any series are to be redeemed, the shares of the series to be redeemed shall be selected ratably or by lot or by any other equitable method determined by the Board of Directors.

                           (2) Notice. Notice shall be given to the holders of shares to be redeemed, either personally or by mail, not less than twenty (20) nor more than fifty (50) days before the date fixed for redemption. Notice requirements where redemption is at the option of the holder or holders of redeemable shares shall be fixed by resolution of the Board of Directors.

                           (3) Payment. Holders of redeemed shares shall be paid in cash the amount fixed by the Board of Directors pursuant to Section 2 of this Article Four plus a sum equal to all cumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, and no more.

                           (4) Provision for Payment. On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (a) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (b) by depositing such sum in a bank or trust company (either one in Texas having capital and surplus of at least $10,000,000 according to its latest statement of condition, or one anywhere in the United States duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay to the holders of the shares to be redeemed, on or after the date fixed for redemption, the redemption price on surrender of their respective share certificates. The holders of shares to be redeemed may be evidenced by a list certified by the Corporation (by its president or a vice president and by its secretary or an assistant secretary) or by its transfer agent. If the Corporation so provides for payment, then from and after the date fixed for redemption (a) the shares shall be deemed to be redeemed, (b) dividends thereon shall cease to accrue, (c) such setting aside or deposit shall be deemed to constitute full payment for the shares, (d) the shares shall no longer be deemed to be outstanding, (e) the holders thereof shall cease to be shareholders with respect to such shares, and (f) the holders shall have no rights with respect thereto except the right to receive (without interest) their proportionate shares of the funds so set aside or deposited upon surrender of their respective certificates, and any right to convert such shares which may exist. Any interest accrued on funds so set aside or deposited shall belong to the Corporation. If the holders of the shares do not, within six years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders.

                           (5) Status of Redeemed Shares. Shares of Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

                  (E) Purchase. Except as specified in Section 3(B)(3) of this Article Four, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

                  (F) Voting. Except as fixed by the Board of Directors pursuant to Section 2 of this Article Four, and except as otherwise expressly provided by law, all voting power shall be in the Common Stock and none in the Preferred Stock. Where one or more series of Preferred Stock have voting power, all series of Preferred Stock having such power shall vote as a single class.

                  Section 4. Cumulative Voting Denied. No shareholder of Common Stock shall have the right to cumulate his votes for the election of directors but the holder of each share of Common Stock shall be entitled to one vote in the election of each director and the holder of each share of Preferred Stock shall have such voting rights as may be determined by the Board of Directors pursuant to Section 2 of Article Four.

                  Section 5. Denial of Pre-emptive Rights. No shareholder shall be entitled as a matter of right to subscribe for, purchase or receive any shares of the stock or any rights or options of the Corporation which it may issue or sell, whether out of the number of shares authorized by these Articles of Incorporation or by amendment thereof or out of the shares of the stock of the Corporation acquired by it after the issuance thereof, nor shall any shareholder be entitled as a matter of right to subscribe for, purchase or receive any bonds, debentures or other securities which the Corporation may issue or sell that shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrant or warrants or other instrument or instruments that shall confer upon the holder or owner of such obligation the right to subscribe for, purchase or receive from the Corporation any shares of its capital stock; but all such additional issues of stock, rights and options, or of bonds, debentures or other securities convertible into or exchangeable for stock, or to which warrants shall be attached or appertain or which shall confer upon the holder the rights to subscribe for, purchase or receive any shares of stock, may be issued and disposed of by the Board of Directors to such persons, firms or corporations as in their absolute discretion they may deem advisable. The acceptance of stock in the Corporation shall be a waiver of any pre-emptive or preferential right which in the absence of this provision might otherwise be asserted by shareholders of the Corporation or any of them."

                                  ARTICLE THREE

         The number of shares of the Corporation outstanding at the time of such adoption was 3,439,632 and entitled to vote thereon was 3,439,632.

                                  ARTICLE FOUR

         The number of shares voted for such amendment was 2,383,509; and the number of shares voted against such amendment was 104,051.

                                             SOUTH TEXAS DRILLING &
                                              EXPLORATION, INC.


                                             By /s/ Robert R. Marmor
                                                --------------------------------
                                                 Its President


                                             By /s/ Jeanette F. Williams
                                                --------------------------------
                                                 Its Secretary


STATE OF TEXAS            )
                          )
County of Bexar           )

         Before me, a notary public, on this day personally appeared Robert R. Marmor, known to be the person whose name is subscribed to the foregoing document and, being by me first duly sworn, declared that the statements therein contained are true and correct.

         Given under my hand and seal of office this 25th day of June , A.D., 1984.



                                                /s/ Mary L. Kilgore
                                                --------------------------------
                                                Notary Public,
                                                State of Texas
                                                My commission expires:  8-3-85
                                                                      ----------

                   CERTIFICATE OF DESIGNATION, VOTING POWERS,

               PREFERENCES AND RIGHTS OF SERIES A PREFERRED STOCK

                   OF SOUTH TEXAS DRILLING & EXPLORATION, INC.

         South Texas Drilling & Exploration, Inc., a Texas corporation (the "Corporation"), pursuant to Article 2.13 of the Business Corporation Act of the State of Texas, certifies that the Board of Directors of the Corporation at a meeting occurring April 8, 1986, at which a quorum was present and acting throughout, duly adopted the following resolution providing for the issuance of a Series A Preferred Stock to consist of 235,000 shares of $1.00 par value each.

         RESOLVED:

                            SERIES A PREFERRED STOCK

         1. Designation. The initial series of Preferred Stock shall be designated "Series A Preferred Stock", of which 235,000 shares shall be designated having a par value of $1.00 per share.

         2. Preferences, Limitations and Rights of Series A Preferred Stock.

         (A) General. Except as otherwise expressly provided by law, shares of Series A Preferred Stock shall have only the preferences and relative rights expressly stated in this Certificate of Designation.

         (B) Dividends.

         (1) Amount; Time. Each share of Preferred Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of 8% of the liquidation preference of each share per annum and no more.

         (2) Cumulativity. No Series A Preferred Stock shall be issued unless the acquirors of such Stock agree to waive any rights to cumulativity which may be recited in the Corporation's Articles of Incorporation and agree that such Stock shall not be transferable except to transferees who likewise agree to waive cumulativity rights.

         (3) Priority over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on Common Stock, unless full dividends on outstanding Preferred Stock for the current dividend period shall have been declared and paid. No Common Stock shall be purchased for cash or tangible assets by the Corporation so long as any Series A Preferred Stock remains outstanding.

         (C) Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of Common Stock, the holders of Series A

Preferred Stock then outstanding shall be entitled to receive the $4.26 per share, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock. If the assets distributable among the holders of Series A Preferred Stock are insufficient to permit full payment to them, the entire assets shall be distributed among the holders of the Preferred Stock. Neither the consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be a dissolution, liquidation, or winding up within the meaning of this paragraph.

         (D) Redemption at Option of Corporation.

         (1) Right; Method. All of the Preferred Stock may be redeemed at any time at the option of the Corporation, by resolution of the Board of Directors, in accordance with the terms and conditions of this Designation.

         (2) Notice. Notice shall be in writing and given to the holders of shares to be redeemed, either personally or by mail, not less than twenty nor more than fifty days before the date fixed for redemption.

         (E) Manner of Payment Upon Any Redemption.

         (1) Payment. Holders of redeemed shares shall be paid in cash an amount equal to par, and no more.

         (2) Provision for Payment. On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (a) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (b) by depositing such sum in a bank or trust company (either one in Texas having capital and surplus of at least $10,000,000 according to its latest statement of condition, or one anywhere in the United States duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay to the holders of the shares to be redeemed, on or after the date fixed for redemption, the redemption price on surrender of their respective share certificates. The holders of shares to be redeemed may be evidenced by a list certified by the Corporation (by its president or a vice president and by its secretary or an assistant secretary) or by its transfer agent. If the Corporation so provides for payment, then from and after the date fixed for redemption (a) the shares shall be deemed to be redeemed, (b) such setting aside or deposit shall be deemed to constitute full payment for the shares, (c) the shares shall no longer be deemed to be outstanding, (d) the holders thereof shall cease to be shareholders with respect to such shares, and (e) the holders shall have no rights with respect thereto except the right to receive (without interest) their proportionate shares of the funds so set aside or deposited upon surrender of their respective certificates. Any interest accrued on funds so set aside or deposited shall belong to the Corporation. If the holders of the shares do not, within six years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders.

         (F) Status of Redeemed Shares. Shares of Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

         (G) Purchase. Except as specified in Section 2(B)(3) of this Designation, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

         (H) Voting. Each share of Series A Preferred Stock shall have the same voting right as each share of the Corporation's Common Stock.

         (I) No Rights of Conversion. The Preferred Stock shall not be convertible into any other securities of the Corporation.

         (J) No Senior Capital Stock Authorized as to Dividend Priority or Liquidation. The Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security senior to the Series A Preferred Stock as to the priority of payment of dividends or liquidation preferences.

         IN WITNESS WHEREOF, said South Texas Drilling & Exploration, Inc. has caused this Certificate to be signed by Robert R. Marmor, its President, and attested by Mary Lou Kilgore, its Assistant Secretary, this 9th day of April, 1986.

                                          SOUTH TEXAS DRILLING &
                                          EXPLORATION, INC.



                                          By: /s/ Robert R.Marmor
                                              ----------------------------------
                                              President
ATTEST:


/s/ Mary E. Kilgore
------------------------------------
Assistant Secretary




STATE OF TEXAS            )
                          )
COUNTY OF BEXAR           )

         BEFORE ME, the undersigned authority, on this day personally appeared Robert R. Marmor, President of South Texas Drilling & Exploration, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and he being first duly sworn acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation, and the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 9th day of April, 1986.



                                            /s/ Melinda Dietz
                                            ------------------------------------
                                            Notary Public, State of Texas

                                            My Commission Expires:    1-27-87
                                                                  --------------

                    FIRST AMENDED CERTIFICATE OF DESIGNATION,
               VOTING POWERS, PREFERENCES AND RIGHTS OF SERIES A,
                    SERIES B AND SERIES C PREFERRED STOCK OF
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                               A Texas Corporation


         South Texas Drilling & Exploration, Inc., a Texas corporation (the "Corporation"), pursuant to Article 2.13 of the Business Corporation Act of the State of Texas, certifies that the Board of Directors of the Corporation at a meeting occurring December 8, 1988, at which a quorum was present and acting throughout, duly adopted the following resolution providing for a Series B Preferred Stock consisting of 125,000 shares and a Series C Preferred Stock consisting of up to 475,000 shares in addition to the Corporation's Series A Preferred Stock previously authorized and issued in the amount of 235,000 shares.

         RESOLVED:

                                        I
                            SERIES A PREFERRED STOCK

         1. Designation. The initial series of Preferred Stock shall be designated "Series A Preferred Stock," of which 23S,000 shares shall be designated having a par value of $ 1.00 per share.

         2. Preferences, Limitations and Rights of Series A Preferred Stock.

         (A) General. Except as otherwise expressly provided by law, shares of Series A Preferred Stock shall have only the preferences and relative rights expressly stated in this Certificate of Designation.

         (B) Dividends.

                  (1) Amount; Time. Each share of Series A Preferred stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of 8% of the liquidation preference of each share per annum and no more.

                  (2) Cumulativity. No Series A Preferred Stock shall be issued unless the acquirors of such Stock agree to waive any rights to cumulativity which may be recited in the Corporation's Articles of Incorporation and agree that such Stock shall not be transferable except to transferees who likewise agree to waive cumulativity rights.

                  (3) Priority over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on Common Stock, unless full dividends on outstanding Preferred Stock for the current dividend period shall have been declared and paid. No Common Stock shall be purchased for cash or tangible assets by the Corporation so long as any Series A Preferred Stock remains outstanding.

            (C) Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of Series B or Series C Preferred Stock or Common Stock, the holders of Series A Preferred Stock then outstanding shall be entitled to receive $4.26 per share, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock, after satisfaction of the rights of holders of Series B Preferred Stock. If the assets distributable among the holders of Series A Preferred Stock are insufficient to permit full payment to them, the entire assets shall be distributed among the holders of the Series A Preferred Stock. Neither the consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be a dissolution, liquidation, or winding up within the meaning of this paragraph.

         (D) Redemption at Option of Corporation.

                  (1) Right; Method. All of the Series A Preferred Stock may be redeemed at any time at the option of the Corporation, by resolution of the Board of Directors, in accordance with the terms and conditions of this Designation.

                  (2) Notice. Notice shall be in writing and given to the holders of shares to be redeemed, either personally or by mail, not less than twenty nor more than fifty days before the date fixed for redemption.

         (E) Manner of Payment Upon Any Redemption.

                  (1) Payment. Holders of redeemed shares shall be paid in cash an amount equal to par, and no more.

                  (2) Provision for Payment. On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (a) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (b) by depositing such sum in a bank or trust company (either one in Texas having capital and surplus of at least $10,000,000 according to its latest statement of condition, or one anywhere in the United States duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay to the holders of the shares to be redeemed, on or after the date fixed for redemption, the redemption price on surrender of their respective share certificates. The holders of shares to be redeemed may be evidenced by a list certified by the Corporation (by its president or a vice president and by its secretary or an assistant secretary) or by its transfer agent. If the Corporation so provides for payment, then from and after the date fixed for redemption (a) the shares shall be deemed to be redeemed, (b) such setting aside or deposit shall be deemed to constitute full payment for the shares, (c) the shares shall no longer be deemed to be outstanding, (d) the holders thereof shall cease to be shareholders with respect to such shares, and (e) the holders shall have no rights with respect thereto except the right to receive (without interest) their proportionate shares of the funds so set aside or deposited upon surrender of their respective certificates. Any interest accrued on funds so set aside or deposited shall belong to the Corporation. If the holders of the shares do not, within six years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders. If fewer than all outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation shall determine which shares shall be redeemed by lot, pro rata, or other methods determined to be appropriate by the Corporation.

         (F) Status of Redeemed Shares. Shares of Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

         (G) Purchase. Except as specified in Section 2(B)(3) of this Designation, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

         (H) Voting. Each share of Series A Preferred Stock shall have the same voting right as each share of the Corporation's Common Stock.

         (I) No Rights of Conversion. The Series A Preferred Stock shall not be convertible into any other securities of the Corporation.

         (J) No Senior Capital Stock Authorized as to Dividend Priority or Liquidation. The Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security senior to the Series A Preferred Stock as to the priority of payment of dividends or liquidation preferences.

                                       II

                            SERIES B PREFERRED STOCK

         1. Designation. The second series of Preferred Stock shall be designated "Series B Preferred Stock," of which 125,000 shares shall be designated having a par value of $1.00 per share.

         2. Preferences, Limitations and Rights of Series B Preferred Stock.

         (A) General. Except as otherwise expressly provided by law, shares of Series B Preferred Stock shall have only the preferences and relative rights expressly stated in this Certificate of Designation.

         (B) Dividends.

                  (1) Amount; Time. Each share of Series B Preferred Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of 8% of the par value of each share per annum and no more, payable pari passu with dividends of Series A Preferred Stock or Series C Preferred Stock.

                  (2) Cumulativity. Dividends payable in respect of Series B Preferred Stock shall accrue from day to day, whether or not earned or declared and shall be cumulative, subject to abatement as described below. Accumulation of dividends on the Series B Preferred Stock shall not bear interest.

                  (3) Abatement of Series B Preferred Stock Dividend Obligations. The Corporation shall have the right to abate the obligation to pay, or any cumulation of, dividends which would otherwise cumulate, or may have otherwise cumulated, or be payable with respect to the Series B Preferred Stock by delivering from time to time the following certificates to the holder(s) thereof prior to the payment of any such dividends:

                  (i) A certificate (the "Abatement Certificate") executed by the Chief Executive Officer of the Corporation and its Chief Financial Officer, to the effect that an amount equal to the net operating revenues from Rig 1 [more fully identified in that certain Equipment Purchase, Sale and Option Agreement effective January 16, 1989, between the Corporation and Frio Drilling Company (the "Option Agreement")], determined as described on Exhibit "E" attached to the Option Agreement, since the date of the Corporation's purchase of Rig 1 through a date not more than thirty (30) days prior to the date of any such certificate, minus (x) all direct holding costs or expenses of the Corporation related to Rig 5 (more fully identified in the Option Agreement) including, without limitation, insurance and any costs to refurbish or replace equipment whether accounted for as a capital expenditure or expense, since such purchase of Rig 1 by the Corporation, and (y) any net losses from the operation or maintenance of Rig 5 since such purchase of Rig 1 but prior to any exercise by the Corporation of the option described in Section 8 of the Option Agreement to purchase Rig 5, is less than the dividends cumulated in respect of the Series B and Series C Preferred Stock since such purchase of Rig 1 through the date of any such certificate. A copy of the Option Agreement shall be maintained on file at the principal office of the Corporation.

                  (ii) A certificate signed by the regularly employed independent public accountants of the Corporation, stating that they have reviewed the Abatement Certificate and the calculations upon which it is based and that they are not aware that the conclusions stated therein are incorrect.

                  (iii) All else notwithstanding, the obligation of the Corporation to pay dividends in respect of Series B Preferred Stock and Series C Preferred Stock shall not at any time exceed the amount by which the net operating revenues from Rig 1 described in Section 6(a)(i) of the Option Agreement may exceed the sum of items (x) and (y) therein contained.

                  (4) Priority over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on Common Stock, unless any unabated dividends on outstanding Series B Preferred Stock for the current dividend period shall have been declared and paid. No Common Stock shall be purchased for cash or tangible assets by the Corporation so long as any Series B Preferred Stock remains outstanding.

         (C) Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts and the rights of the holders of Series A Preferred Stock but before any distribution to the holders of Common Stock, the holders of Series B Preferred Stock then outstanding shall be entitled to receive $1.00 per share, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock. If the assets distributable among the holders of Series B Preferred Stock are insufficient to permit full payment to them, the entire assets shall be distributed among the holders of the Series B Preferred Stock. Neither the consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be a dissolution, liquidation, or winding up within the meaning of this paragraph.

         (D) Redemption at Option of Corporation.

                  (1) Right; Method. All of the Series B Preferred Stock may be redeemed at any time at the option of the Corporation, by resolution of the Board of Directors, in accordance with the terms and conditions and in the manner described above for the redemption of Series A Preferred Stock. Provided, however, that after the 54th calendar month following the issuance of the first share of Series B Preferred Stock, all of the Series B Preferred Stock may be redeemable by tendering to the holder(s) thereof, jointly if more than one, a bill of sale transferring good and marketable title to Rig 1 free of lien or encumbrance, which bill of sale shall be in lieu of any cash redemption payment. Further, in the event of the sale by the Corporation of Rig 1 under the terms of the Option Agreement, all of the shares of Series B Preferred Stock outstanding after the 54th month following the issuance of the first share of Series B Preferred Stock may be redeemed by the payment of an amount equal to the proceeds to the Corporation from any such sale of Rig 1.

         (E) Status of Redeemed Shares. Shares of Series B Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

         (F) Purchase. Except as specified in Section 2(B)(3) of Part I of this Designation, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

         (G) Voting. Each share of Series B Preferred Stock shall have the same voting right as each share of the Corporation's Common Stock.

         (H) Rights of Conversion. The holders of Series B Preferred Stock shall have the conversion rights as follows:

                  (1) Right to Convert.

                           (i) Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any date fixed for redemption which applies to such share, at the office of the Corporation or any transfer agent for the Series B Preferred Stock, into one share of Common Stock; provided, however, that the number of shares of Common Stock into which each share of Series B Preferred Stock may be converted shall be subject to adjustment as set forth below.

                           (ii) In the event of a call for redemption of any shares of Series B Preferred Stock, the conversion rights shall terminate as to the shares designated for redemption at the close of business on the date fixed for redemption, unless default is made in payment of the redemption price.

                  (2) Mechanics of Conversion. Before any holder of Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for Shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversions shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                  (3) Adjustments in Number of Shares Issuable Upon Conversion. The number of shares of Common Stock issuable upon the conversion of Series B Preferred Stock shall be subject to adjustments from time to time as follows:

                  (i) In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the shares of Common Stock into which the Series B Preferred Stock may be converted shall include any such Stock Equivalents which may be issued from time to time to the same effect as if the Series B Preferred Stock had been converted into shares of Common Stock on the date of its issuance.

                  (ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the conversion ratio for the Series B Preferred Stock shall be appropriately adjusted so that the number of shares of Series B Preferred Stock surrendered on conversion for each share of Common Stock to be issued shall be increased in proportion to such decrease in outstanding shares of Common Stock.

                  (iii) In the case of any reorganization of the Corporation or consolidation of the Corporation with or any merger of the Corporation with or into another entity (other than a consolidation or merger in which the Corporation is the continuing corporation) or in case of any sale or transfer to another entity of the property of the Corporation as an entirety or substantially as an entirety, the corporation or other entity resulting from such reorganization, or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provisions so that the Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of Common Stock or other securities or property receivable upon such reorganization, consolidation, merger, sale or transfer by holder of the number of shares of Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer. The provisions of this subparagraph (iii) shall similarly apply to successive reorganizations, consolidations, mergers, sales or transfers.

                                      III

                            SERIES C PREFERRED STOCK

         1. Designation. The third series of Preferred Stock shall be designated "Series C Preferred Stock," of which 475,000 shares shall be designated having a par value of $1.00 per share.

         2. Preferences, Limitations and Rights of Series C Preferred Stock. Each share of Series C Preferred Stock shall entitle its holder to exactly the same rights and preferences, subject to the same limitations, including, without limitation, the Corporation's right to abate dividends or any cumulation thereof, as the holder of a share of Series B Preferred Stock, except as to the Corporation's right to redeem after the 54th calendar month following the issuance of the first share of Series B Preferred Stock contained in the last two (2) sentences of subparagraph (1) of paragraph (D) of Section 2 of Part II. In lieu of the rights of the Corporation under such two (2) sentences, as to Series C Preferred Stock after the 54th calendar month following the issuance of the first share of Series B Preferred Stock, all of the Series C Preferred Stock may be redeemed by the Corporation tendering to the holders thereof, jointly if more than one, a bill of sale transferring good and marketable title to Rig 5, free of lien or encumbrance, which bill of sale shall be in lieu of any cash redemption payment. Further, in the event of the sale by the Corporation of Rig 5, all of the shares of Series C Preferred Stock outstanding after the 54th month following the issuance of the first share of Series B Preferred Stock may be redeemed by the payment of an amount equal to the proceeds to the Corporation from any such sale of Rig 5.

         IN WITNESS WHEREOF, said South Texas Drilling & Exploration, Inc. has caused this Certificate to be signed by Robert R. Marmor, its President, and attested by Mary Lou Kilgore, its Secretary, this 15th day of August, 1989.



                                         SOUTH TEXAS DRILLING &
                                         EXPLORATION, INC.



                                         By: /s/ ROBERT R. MARMOR
                                             -------------------------------
                                             Robert R. Marmor, President

ATTEST:



/s/ Mary Lou Kilgore
---------------------------
Mary Lou Kilgore, Secretary


STATE OF TEXAS           )

COUNTY OF BEXAR          )

         BEFORE ME, the undersigned authority, on this day personally appeared Robert R. Marmor, President of South Texas Drilling & Exploration, Inc., a Texas corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and he being first duly sworn acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation, and the statements therein are true and correct.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE this the 15th day of August,
1989.

[SEAL]

                                       /s/  Sam A. Fuller
                                       ----------------------------------------
                                       Notary Public, State of Texas


                                       SAM A. FULLER
                                       ----------------------------------------
                                       Notary Public Name Printed or Typed

                                       My Commission Expires:  04/09/90

                   STATEMENT OF CHANGE OF REGISTERED OFFICE OR
                         REGISTERED AGENT, OR BOTH, BY A
                           TEXAS DOMESTIC CORPORATION



         1. The name of the corporation is South Texas Drilling & Exploration, Inc.

         2. The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is Suite 2005, Alamo National Building, San Antonio, Texas 78205.

         3. The address, including street and number, to which its registered office is to be changed is 1229 Safari, San Antonio, Texas 78216.

         4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Robert R. Marmor.

         5. The name of its registered agent remains the same.

         6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         7. Such change was authorized by the Corporation's Board of Directors.



                           SOUTH TEXAS DRILLING & EXPLORATION, INC.



                           By: /s/ Robert R. Marmor
                               -------------------------------------------------
                               Robert R. Marmor, President, Chairman
                               of the Board and Chief Executive Officer

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         REGISTERED AGENT, OR BOTH, BY A
                           TEXAS DOMESTIC CORPORATION

         1. The name of the Corporation is South Texas Drilling & Exploration, Inc.

         2. The address, including street number, of its present registered office as shown in the records of the Secretary of the State of Texas prior to filing this statement is 1229 Safari, San Antonio, Texas 78216.

         3. The address, including street and number, to which its registered office is to be changed is 8833 Tradeway Street, San Antonio, Texas 78217.

         4. The name of its present registered agent, as shown in the records of the Secretary of State of the State of Texas, prior to filing this statement is Robert R. Marmor.

         5. The name of its registered agent remains the same.

         6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

         7. Such change was authorized by the Corporation's Board of Directors.

                            SOUTH TEXAS DRILLING & EXPLORATION, INC.


                            By: /s/ Robert R. Marmor
                                ------------------------------------------------
                                Robert R. Marmor, President, Chairman of the
                                Board and Chief Executive Officer

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                   OF SOUTH TEXAS DRILLING & EXPLORATION, INC.

         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation act, the undersigned Corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE ONE

         The name of the Corporation is SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation were adopted by the shareholders of the Corporation on August 19, 1988: "ARTICLE ELEVEN: No director of this Corporation shall have personal liability to the Corporation or any of its shareholders for monetary damages for an act of omission in the director's capacity as director, except that nothing in this Article shall eliminate or limit the liability of a director for (i) a breach of a director's duty of loyalty to the Corporation or its shareholders, (ii) an act or omission not in good faith or that involves intentional misconduct or a knowing violation of the law, (iii) a transaction from which a director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office, (iv) an act or omission for which the liability of a director is expressly provided for by statute, or (v) an act related to an unlawful stock repurchase or payment of a dividend. In the event that the Texas Miscellaneous Corporation Laws Act (the "TMCLA") of the Texas Business Corporation Act (the "TBCA") is amended after approval of the Article by the shareholders so as to authorize corporate action further eliminating or limiting the liability of directors, the liability of a director of this Corporation shall thereupon be eliminated or limited to the fullest extent permitted by the TMCLA or the TBCA, as so amended from time to time. The provisions of this Article shall not be deemed to limit or preclude indemnification of a director by the Corporation for any liability of a director which has not been eliminated or limited by the provisions of this Article."

                                  ARTICLE THREE

         The number of shares of the Corporation outstanding at the time of such adoption was 4,675,532 and entitled to vote thereon was 4,675,532.

                                  ARTICLE FOUR

         The number of shares voted for such amendment was 4,037,346; and the number of shares voted against such amendment was 77,133.

                                       SOUTH TEXAS DRILLING & EXPLORATION,
                                       INC.

                                       By /s/ Robert R. Marmor
                                          --------------------------------------
                                          Its President



                                       By /s/ Mary L. Kilgore
                                          --------------------------------------
                                          Its Secretary

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                         OR REGISTERED AGENT OR BOTH BY
                                  A CORPORATION

1.   The name of the corporation is South Texas Drilling & Exploration, Inc. .
                                    --------------------------------------------

     The corporation's charter number is       0049751240                      .
                                         ---------------------------------------

2. The address of the registered office as PRESENTLY shown in the records of the Texas secretary of state is: (Please provide street address, city, state and zip code. The address must be in Texas).

             8833 Tradeway Street
     ---------------------------------------------------------------------------

             San Antonio, Texas 78217-6114                                     .
     ---------------------------------------------------------------------------

3.   A.  X   The address of the NEW registered office is: (Please provide
        ---  street address, city, state and zip code. The address must be in
             Texas.)

             9310 Broadway, Bldg. I
     ---------------------------------------------------------------------------

             San Antonio, Texas 78217                                          .
     ---------------------------------------------------------------------------

OR   B.      The registered office address will not change.
        ---

4.   The name of the registered agent as PRESENTLY shown in the records of the
     Texas secretary of state is ROBERT R. MARMOR                              .
                                 -----------------------------------------------

5.   A.      The name of the NEW registered agent is
                                                     ---------------------------

OR   B.      The registered agent will not change.
       ---

6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

7.   The changes shown above were authorized by:

                     (Profit corporations may select A or B)
                 (Non-Profit corporations may select A, B, or C)

A.   The board of directors; OR
  --
B. x An officer of the corporation so authorized by the board of directors; OR
  --

C. The members of the corporation in whom management of the corporation is -- vested pursuant to article 2.14C of the Texas Non-Profit Corporation Act.

                                                  /s/ Mary L. Kilgore
                                                  ------------------------------
                                                    An Authorized Officer

      Please submit this form in duplicate with the appropriate filing fee.
           PROFIT corporations: $15.00; NON-PROFIT corporations: $5.00

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                           OR REGISTERED AGENT OR BOTH
                                BY A CORPORATION



         1. The name of the corporation is SOUTH TEXAS DRILLING & EXPLORATION, INC. The corporation's charter number is 0049751200.

         2. The address of the registered office as presently shown in the records at the Texas Secretary of State is 9310 Broadway, Building I, San Antonio, Texas 78217.

         3. The registered office address will not change.

         4. The name of the registered agent as presently shown in the records of the Texas Secretary of State is Robert R. Marmor.

         5. The name of the new registered agent is Wm. Stacy Locke.

         6. Following the changes shown above, the address of the registered office and the address of the office of the registered agent will continue to be identical, as required by law.

         7. The changes shown above were authorized by the Board of Directors of the corporation.

                                     SOUTH TEXAS DRILLING & EXPLORATION, INC.



                                     By: /s/ Wm. Stacy Locke
                                         ---------------------------------------
                                         Wm. Stacy Locke, President

                              ARTICLES OF AMENDMENT

                                     TO THE

                            ARTICLES OF INCORPORATION

                                       OF

                    SOUTH TEXAS DRILLING & EXPLORATION, INC.



         Pursuant to the provisions of the Article 4.04 of the Texas Business Corporation Act (the "TBCA"), the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                   ARTICLE I.

         The name of the corporation is SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                   ARTICLE II.

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on August 25, 1995. The amendment revises Article Four of the original Articles to increase the number of authorized shares of the Corporation's Common Stock from 10,000,000 to 15,000,000. Section 1 of Article Four of the Corporation's Articles of Incorporation is amended to read as follows:

                                  "ARTICLE FOUR

                           Section 1. Authorized Shares. The aggregate number of
                  shares which the Corporation has authority to issue is 16,000,000 shares divided into: (A) one class of 15,000,000 shares of Common Stock with a par value of $0.10 per share, and (B) one class of 1,000,000 shares of Preferred Stock with a par value of $1.00 per share, which may be divided into and issued in series as set forth in this Article Four."

         The balance of the provisions of Article Four as currently on file with the Texas Secretary of State's office remains unchanged.

                                  ARTICLE III.

         Thc number of shares of the Corporation outstanding at the time of such adoption was 5,408,000; and the number of shares entitled to vote thereon was 5,408,000.

                                   ARTICLE IV.

            The number of shares voted for the amendment was 3,940,840; and the number of shares voted against the amendment was 110,000.

Dated: August 27, 1996

                                    SOUTH TEXAS DRILLING & EXPLORATION, INC.



                                    By: /s/ Wm. Stacy Locke
                                        ----------------------------------------
                                    Name: Wm. Stacy Locke
                                          --------------------------------------
                                    Title: President/CEO
                                           -------------------------------------

                   SECOND AMENDED CERTIFICATE OF DESIGNATION,
                REDUCING THE NUMBER OF SHARES FORMERLY DESIGNATED
                 SERIES A, SERIES B AND SERIES C PREFERRED STOCK
             TO ZERO AND DESIGNATING THE VOTING POWERS, PREFERENCES
         AND RIGHTS OF A NEW SERIES A 8% CONVERTIBLE PREFERRED STOCK OF
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                               A Texas Corporation


         South Texas Drilling & Exploration, Inc., a Texas corporation (the "Corporation"), pursuant to Article 2.13 of the Business Corporation Act of the State of Texas, certifies that the Board of Directors of the Corporation at a meeting occurring March 27, 1997, at which a quorum was present and acting throughout, duly adopted the following resolution reducing the number of shares formerly designated as Series A, B and C (none of which are outstanding) to zero and providing for a new Series A 8% Convertible Preferred Stock consisting of 400,000 shares.

RESOLVED,

                                       I.

                         REDUCTION OF SERIES A, B AND C

         The number of shares of Preferred Stock formerly designated as Series A, B and C, none of which are outstanding, are reduced to zero.

                                       II.

                     SERIES A 8% CONVERTIBLE PREFERRED STOCK

                  1. Designation. The series of Preferred Stock established by this resolution shall be designated "Series A 8% Convertible Preferred Stock," of which 400,000 shares shall be designated having a par value of $2.00 per share.

                  2. Preferences, Limitations and Rights of Series A 8% Convertible Preferred Stock.

                  (A) General. Except as otherwise expressly provided by law, shares of Series A 8% Convertible Preferred Stock shall have only the preferences and relative rights expressly stated in this Certificate of Designation.

                  (B) Dividends.

                           (1) Amount; Time. Each share of Series A 8%
                           Convertible Preferred Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of 8% of the initial liquidation value of $2.00 for each share per annum and no more.

                           (2) Cumulativity. Dividends payable in respect of Series A 8% Convertible Preferred Stock shall accrue from day to day, whether or not earned or declared and shall be cumulative. Accumulation of dividends on the Series A 8% Convertible Preferred Stock shall not bear interest.

                           (3) Priority Over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on the Corporation's Common Stock ("Common Stock"), unless any dividends on outstanding Series A 8% Convertible Preferred Stock for the current dividend period shall have been declared and paid. No Common Stock shall be purchased for cash or tangible assets by the Corporation so long as any Series A 8% Convertible Preferred Stock remains outstanding.

                  (C) Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts but before any distribution to the holders of Common Stock, the holders of Series A Convertible Preferred Stock then outstanding shall be entitled to receive $2.00 per share, and an amount per share equal to cumulated but unpaid dividends in respect of such shares of Series A 8% Convertible Preferred Stock, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock. If the assets distributable among the holders of Series A 8% Convertible Preferred Stock are insufficient to permit full payment to them, the entire assets shall be distributed among the holders of the Series A 8% Convertible Preferred Stock. Neither the consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be dissolution, liquidation, or winding up within the meaning of this paragraph.

                  (D) Redemption at Option of Corporation.

                           (1) Right; Method. All of the Series A Convertible Preferred Stock may be redeemed at or following the third anniversary of the issuance of any such Series A Convertible Preferred Stock at the option of the Corporation, by resolution of the Board of Directors, provided that the Thirty Day Average Stock Transaction Price of the Corporation's Common Stock shall equal or exceed $2.50 for the Thirty Day Trading Period immediately preceding the sending of notice of redemption as provided below. The "Thirty Day Average Stock Transaction Price" shall mean the average price, without regard to volume, of the last reported trade of the Corporation's Common Stock on any nationally recognized exchange or trading system such as the NASDAQ Electronic Bulletin Board or the inter-broker trading system commonly known as the "Pink sheets". The "Thirty Day Trading Period" shall mean the period which consists of 30 consecutive days, whether or not any shares of Common Stock of the Corporation are actually traded in each of such days, when the exchanges or trading systems in which the Corporation's Common Stock is trading are open, without regard to weekends, holidays or other days when such exchanges or trading systems are closed.

                           (2) Notice. Notice shall be in writing and given to the holders of shares to be redeemed, either personally or by mail, not less than sixty nor more than ninety days before the date fixed for redemption.

                  (E) Manner of Payment Upon Any Redemption.

                           (1) Payment. Holders of redeemed shares shall be paid in cash an amount equal to par plus cumulated but unpaid dividends, and no more.

                           (2) Provision for Payment. On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (a) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (b) by depositing such sum in a bank or trust company (either one in Texas having capital and surplus of at least $20,000,000 according to its latest statement of condition, or one anywhere in the United States duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay to the holders of the shares to be redeemed, on or after the date fixed for redemption, the redemption price on surrender of their respective share certificates. The holders of shares to be redeemed may be evidenced by a list certified by the Corporation (by its president or a vice president and by its secretary or an assistance secretary) or by its transfer agent. If the Corporation so provides for payment, then from and after the date fixed for redemption (a) the shares shall be deemed to be redeemed, (b) such setting aside or deposit shall be deemed to constitute full payment for the shares, (c) the shares shall no longer be deemed to be outstanding,
                           (d) the holders thereof shall cease to be shareholders with respect to such shares, and (e) the holders shall have no rights with respect thereto except the right to receive (without interest) their proportionate shares of the funds so set aside or deposited upon surrender of their respective certificates. Any interest accrued on funds so set aside or deposited shall belong to the Corporation. If the holders of the shares do not, within six years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders. If fewer than all outstanding shares of Series A Convertible

                           Preferred Stock are to be redeemed, the Corporation shall determine which shares shall be redeemed by lot, pro rata, or other methods determined to be appropriate by the Corporation.

                  (F) Status of Redeemed Shares. Shares of Series A 8% Convertible Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

                  (G) Purchase. Except as specified in Section 2(B)(3) of this Designation, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

                  (H) Voting. Each share of Series A 8% Convertible Preferred Stock shall have the same voting rights as the shares of the Corporation's Common Stock into which it may be converted.

                  (I) Rights of Conversion. The holders of Series A 8% Convertible Preferred Stock shall have the conversion rights as follows:

                           (1) Right to Convert.

                           (i) Initial Rights. Each share of Series A 8% Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any date fixed for redemption which applies to such share, at the office of the Corporation or any transfer agent for the Series A 8% Convertible Preferred Stock, into two shares of Common Stock in respect of each share of Series A 8% Convertible Preferred Stock and one share of Common Stock for each $.50 of due but unpaid dividends on such share of Series A 8% Convertible Preferred Stock converted; provided, however, that the number of shares of Common Stock into which each share of Series A 8% Convertible Preferred Stock may be converted shall be subject to adjustment as follows:

                           (ii) Rights at Three Years. If, at the third anniversary of the date of issuance of any Series A 8% Convertible Preferred Stock, the Thirty Day Average Stock Transaction Price of Common Stock during the immediately preceding Thirty Day Trading Period (the "Three Year Conversion Price") is below $1.00, the number of shares of Common Stock to be received upon conversion of each share of Series A 8% Convertible Preferred Stock shall be determined by dividing the sum of Two Dollars by the Three Year Conversion Price, and to the extent of any due but unpaid dividends on shares of Series A 8%

         Convertible Preferred Stock converted, the amount of such due but unpaid dividends shall likewise be convertible into Common Stock at a rate of $.50 or the amount of the Three Year Conversion Price, whichever is lesser, for each share of Common Stock (the "Three Year Conversion Rate") . The Three Year Conversion Rate shall remain in effect thereafter unless adjusted at the 7th anniversary date of the issuance of any Series A 8% Convertible Preferred stock.

                           (iii) Rights at Seven Years. If, at the seventh anniversary of the date of issuance of any Series A 8% Convertible Preferred Stock, the Thirty Day Average Stock Transaction Price of Common Stock during the immediately preceding Thirty Day Trading Period (the "Seven Year Conversion Price") is below the Three Year Conversion Price, the number of shares of Common Stock to be received upon conversion of each share of Series A 8% Convertible Preferred Stock shall be determined by dividing the sum of Two Dollars by the Seven Year Conversion Price, and to the extent of any due but unpaid dividends on shares of Series A 8% Convertible Preferred Stock converted, the amount of such due but unpaid dividends shall likewise be convertible into Common Stock at a rate of $.50 or the amount of the Seven Year Conversion Price, whichever is lesser, for each share of Common Stock (the "Seven Year Conversion Rate") . The Seven Year Conversion Rate shall remain in effect at all times from and after the seventh anniversary date of the issuance of any Series A 8% Convertible Preferred Stock.

                           (iv) Conversion After Redemption Notice. In the event of a call for redemption of any shares of Series A 8% Convertible Preferred Stock, the conversion rights shall terminate as to the shares designated for redemption at the close of business on the date fixed for redemption, unless default is made in payment of the redemption price.

                           (2) Mechanics of Conversion. Before any holder of Series A 8% Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A 8% Convertible Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A 8% Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A 8% Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversions shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                           (3) Adjustments in the Average Stock Transaction Price Thresholds and in the Number of Shares Issuable Upon Conversion. The Average Stock Transaction Price thresholds referred to in Section 2D, and 2I (the "Price Thresholds") and the number of shares of Common Stock issuable upon the conversion of Series A 8% Convertible Preferred Stock shall be subject to adjustments from time to time as follows:

                           (i) In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the shares of Common Stock into which the Series A 8% Convertible Preferred Stock may be converted shall include any such Stock Equivalents which may be issued from time to time to the same effect as if the Series A 8% Convertible Preferred Stock had been converted into shares of Common stock on the date of its issuance. Likewise, the Price Thresholds shall as of such record date, apply to the Common Stock plus the Stock Equivalents issued in respect of such Common Stock on such record date.

                           (ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the conversion ratio for the Series A 8% Convertible Preferred Stock shall be appropriately adjusted so that the number of shares of Series A 8% Convertible Preferred Stock surrendered on conversion for each two shares of Common Stock to be issued shall be increased in proportion to such decrease in outstanding shares of Common Stock. Likewise, the Price Thresholds shall be increased in proportion to such decrease in outstanding shares of Common Stock.

                           (iii) In the case of any reorganization of the Corporation or consolidation of the Corporation with or any merger of the Corporation with or into another entity or in case of any sale or transfer to another entity of the property of the Corporation as an entirety or substantially as an entirety, the corporation or other entity resulting from such reorganization, or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provisions so that the Series A 8% Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of common stock or other securities or property receivable upon such reorganization, consolidation, merger, sale or transfer by the holder of the number of shares of Common Stock into which such shares of Series A 8% Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer. Likewise, the Price Thresholds shall apply to the shares of common stock or other securities or property receivable upon such reorganization, merger, consolidation, sale or transfer, as appropriately adjusted to reflect the amount of common stock or other securities or property received by a holder of one share of Common Stock upon such reorganization, merger, consolidation, transfer or sale. The provisions of this subparagraph
         (iii) shall similarly apply to successive reorganizations, consolidations, mergers, sales or transfers.

                           (iv) In the event that the Corporation effects a split, subdivision of its Common Stock, or in the event that the number of shares of its Common Stock is decreased by a combination of the outstanding shares of Common Stock, the Price Thresholds shall be appropriately adjusted so that the Price Thresholds are raised or decreased in proportion to the number of outstanding shares of the Corporation's Common Stock resulting from such split, subdivision or combination as compared to the number of shares of Common Stock outstanding immediately prior to such split, subdivision or combination.

                  3. No Senior Capital Stock Authorized as to Dividend Priority or Liquidation. The Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security senior to the Series A 8% Convertible Preferred Stock as to priority of payment of dividends or liquidation preference.

         IN WITNESS WHEREOF, said South Texas Drilling & Exploration, Inc. has caused this Certificate to be signed by Wm. Stacy Locke, its President, and attested by Mary Lou Kilgore, its Secretary, this 15 day of April, 1997.

                                     SOUTH TEXAS DRILLING &
                                     EXPLORATION, INC.



                                     By: /s/ Wm. Stacy Locke
                                         --------------------------------------
                                         Wm. Stacy Locke, President


ATTEST:



/s/ Mary L. Kilgore
-------------------------------
Mary Lou Kilgore, Secretary

                    THIRD AMENDED CERTIFICATE OF DESIGNATION,
             CORRECTING AN ERROR IN THE SECOND AMENDED CERTIFICATED
           DESIGNATION AND DESIGNATING THE VOTING POWERS, PREFERENCES
         AND RIGHTS OF A NEW SERIES B 8% CONVERTIBLE PREFERRED STOCK OF
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.
                               A Texas Corporation

         South Texas Drilling & Exploration, Inc., a Texas corporation (the "Corporation"), pursuant to Article 2.13 of the Business Corporation Act of the State of Texas, certifies that the Board of Directors of the Corporation at a meeting occurring December 18, 1997, at which a quorum was present and acting throughout, duly adopted the following resolution providing for a new Series B 8% Convertible Preferred Stock consisting of 184,615 shares.

         RESOLVED,

                                       I.

         All references to Series A 8% Convertible Preferred Stock in the Second Amended Certificate of Designation as having a par value of $2.00 per share is hereby corrected to $1.00 par value per share. In addition, Section 2(E)(1) is corrected in its entirety to read as follows: "(1) Payment. Holders of redeemed shares shall be paid in cash an amount equal to $2.00 plus cumulated but unpaid dividends, and no more."

                                       II.

                     SERIES B 8% CONVERTIBLE PREFERRED STOCK

         1. Designation. The series of Preferred Stock established by this resolution shall be designated "Series B 8% Convertible Preferred Stock," of which 184,615 shares shall be designated having a par value of $1.00 per share.

         2. Preferences, Limitations and Rights of Series B 8% Convertible Preferred Stock.

         (A) General. Except as otherwise expressly provided by law, shares of Series B 8% Convertible Preferred Stock shall have only the preferences and relative rights expressly stated in this Certificate of Designation.

         (B) Dividends.

         (1) Amount; Time. Each share of Series B 8%. Convertible Preferred Stock at the time outstanding shall be entitled to receive, when and as declared by the Board of Directors, out of any funds legally available therefor, dividends at the rate of 8% of the initial liquidation value of $16.25 for each share per annum and no more.

         (2) Cumulativity. Dividends payable in respect of Series B 8% Convertible Preferred Stock shall accrue from day to day, whether or not earned or declared and shall be cumulative. Accumulation of dividends on the Series B 8% Convertible Preferred Stock shall not bear interest.

         (3) Priority. Over Common Stock; Restriction on Purchases of Common Stock. No dividend shall be declared or paid on the Corporation's Common Stock ("Common Stock"), unless any dividends on outstanding Series B 8% Convertible Preferred Stock for the current dividend period shall have been declared and paid. No Common Stock shall be purchased for cash or tangible assets by the Corporation so long as any Series B 8% Convertible Preferred Stock remains outstanding.

         (C) Liquidation Preference. In the event of dissolution, liquidation, or winding up of the Corporation (whether voluntary or involuntary), after payment or provision for payment of debts and after the payment to of the Liquidation Preference owing to the holders of the Corporation's Series A 8% Convertible Preferred Stock, but before any distribution to the holders of Common Stock, the holders of Series B Convertible Preferred Stock then outstanding shall be entitled to receive $16.25 per share, and an amount per share equal to cumulated but unpaid dividends in respect of such shares of Series B 8% Convertible Preferred Stock, and no more. All remaining assets shall be distributed pro rata among the holders of Common Stock. If the assets distributable among the holders of Series B 8% Convertible Preferred Stock are insufficient to permit full payment to them, the entire remaining assets (after the payment of or provision for payment of debts and after the payment to of the Liquidation Preference owing to the holders of the Corporation's Series A 8% Convertible Preferred Stock) shall be distributed among the holders of the Series B 8% Convertible Preferred Stock. Neither the consolidation, merger, or reorganization of the Corporation with any other corporation or corporations, nor the purchase or redemption by the Corporation of any of its outstanding shares shall be deemed to be dissolution, liquidation, or winding up within the meaning of this paragraph.

         (D) Redemption at Option of Corporation.

         (1) Right; Method. All of the Series B Convertible Preferred Stock may be redeemed at or following the first anniversary of the issuance of any such Series B Convertible Preferred Stock at the option of the Corporation, by resolution of the Board of Directors, provided that (i) the Thirty Day Average Stock Transaction Price of the Corporation's Common Stock shall equal or exceed $5.00 for the Thirty Day Trading Period immediately preceding the sending of notice of redemption as provided below, and (ii) to the extent that any such redemption may occur during the three year period following the issuance of such Series B Convertible Preferred Stock, during such Thirty Day Trading Period, the Corporation's Common Stock is listed on the NASDAQ Stock Market, the NASDAQ Small Cap quotation system, the American Stock Exchange or any successor to such trading exchanges. The "Thirty Day Average Stock Transaction Price" shall mean the average price, without regard to volume, of the last reported trade of the Corporation's Common Stock on any nationally recognized exchange or trading system such as the NASDAQ Electronic Bulletin Board or the inter-broker trading system commonly known as the "pink sheets". The "Thirty Day Trading Period" shall mean the period which consists of 30 consecutive days, whether or not any shares of Common Stock of the Corporation are actually traded in each of such days, when the exchanges or trading systems in which the Corporation's Common Stock is trading are open, without regard to weekends, holidays or other days when such exchanges or trading systems are closed.

         (2) Notice. Notice shall be in writing and given to the holders of shares to be redeemed, either personally or by mail, not less than sixty nor more than ninety days before the date fixed for redemption.

         (E) Manner of Payment Upon Any Redemption.

         (1) Payment. Holders of redeemed shares shall be paid in cash an amount equal to $16.25 plus cumulated but unpaid dividends, and no more.

         (2) Provision for Payment. On or before the date fixed for redemption, the Corporation may provide for payment of a sum sufficient to redeem the shares called for redemption either (a) by setting aside the sum, separate from its other funds, in trust for the benefit of the holders of the shares to be redeemed, or (b) by depositing such sum in a bank or trust company (either one in Texas having capital and surplus of at least $20,000,000 according to its latest statement of condition, or one anywhere in the United States duly appointed and acting as transfer agent of the Corporation) as a trust fund, with irrevocable instructions and authority to the bank or trust company to give or complete the notice of redemption and to pay to the holders of the shares to be redeemed, on or after the date fixed for redemption, the redemption price on surrender of their respective share certificates. The holders of shares to be redeemed may be evidenced by a list certified by the Corporation (by its president or a vice president and by its secretary or an assistance secretary) or by its transfer agent. If the Corporation so provides for payment, then from and after the date fixed for redemption (a) the shares shall be deemed to be redeemed, (b) such setting aside or deposit shall be deemed to constitute full payment for the shares, (c) the shares shall no longer be deemed to be outstanding, (d) the holders thereof shall cease to be shareholders with respect to such shares, and (e) the holders shall have no rights with respect thereto except the right to receive (without interest) their proportionate shares of the funds so set aside or deposited upon surrender of their respective certificates. Any interest accrued on funds so set aside or deposited shall belong to the Corporation. If the holders of the shares do not, within six years after such deposit, claim any amount so deposited for redemption thereof, the bank or trust company shall upon demand pay over to the Corporation the balance of the funds so deposited, and the bank or trust company shall thereupon be relieved of all responsibility to such holders. If fewer than all outstanding shares of Series B Convertible Preferred Stock are to be redeemed, the Corporation shall determine which shares shall be redeemed by lot, pro rata, or other methods determined to be appropriate by the Corporation.

         (F) Status of Redeemed Shares. Shares of Series B 8% Convertible Preferred Stock which are redeemed shall be cancelled and shall be restored to the status of authorized but unissued shares.

         (G) Purchase. Except as specified in Section 2(B) (3) of this Designation, nothing herein shall limit the right of the Corporation to purchase any of its outstanding shares in accordance with law, by public or private transaction.

         (H) Voting. Each share of Series B 8% Convertible Preferred Stock shall have the same voting rights as the shares of the Corporation's Common Stock into which it may be converted.

         (I) Rights of Conversion. The holders of Series B 8% Convertible Preferred Stock shall have the conversion rights as follows:

         (1) Right to Convert.

                  (i) Initial Rights. Each share of Series B 8% Convertible Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share and prior to the close of business on any date fixed for redemption which applies to such share, at the office of the Corporation or any transfer agent for the Series B 8% Convertible Preferred Stock, into five shares of Common Stock in respect of each share of Series B 8% Convertible Preferred Stock and one share of Common Stock for each $1.625 of due but unpaid dividends on such share of Series B 8% Convertible Preferred Stock converted; provided, however, that the number of shares of Common Stock into which each share of Series B 8% Convertible Preferred Stock may be converted shall be subject to adjustment as follows:

                  (ii) Rights at Three Years. If, at the third anniversary of the date of issuance of any Series B 8% Convertible Preferred Stock, the Thirty Day Average Stock Transaction Price of Common Stock during the immediately preceding Thirty Day Trading Period (the "Three Year Conversion Price") is below $3.25, the number of shares of Common Stock to be received upon conversion of each share of Series B 8% Convertible Preferred Stock shall be determined by dividing the sum of $16.25 by the Three Year Conversion Price, and to the extent of any due but unpaid dividends on shares of Series B 8% Convertible Preferred Stock converted, the amount of such due but unpaid dividends shall likewise be convertible into Common Stock at a rate of $1.625 or the amount of the Three Year Conversion Price, whichever is lesser, for each share of Common Stock (the "Three Year Conversion Rate"). The Three Year Conversion Rate shall remain in effect thereafter unless adjusted at the 7th anniversary date of the issuance of any Series B 8% Convertible Preferred Stock.

                  (iii) Rights at Seven Years. If, at the seventh anniversary of the date of issuance of any Series B 8% Convertible Preferred Stock, the Thirty Day Average Stock Transaction Price of Common Stock during the immediately preceding Thirty Day Trading Period (the "Seven Year Conversion Price") is below the Three Year Conversion Price, the number of shares of Common Stock to be received upon conversion of each share of Series B 8% Convertible Preferred Stock shall be determined by dividing the sum of $16.25 by the Seven Year Conversion Price, and to the extent of any due but unpaid dividends on shares of Series B 8% Convertible Preferred Stock converted, the amount of such due but unpaid dividends shall likewise be convertible into Common Stock at a rate of $1.625 or the amount of the Seven Year Conversion Price, whichever is lesser, for each share of Common Stock (the "Seven Year Conversion Rate"). The Seven Year Conversion Rate shall remain in effect at all times from and after the seventh anniversary date of the issuance of any Series B 8% Convertible Preferred Stock.

                  (iv) Conversion After Redemption Notice. In the event of a call for redemption of any shares of Series B 8%. Convertible Preferred Stock, the conversion rights shall terminate as to the shares designated for redemption at the close of business on the date fixed for redemption, unless default is made in payment of the redemption price.

         (2) Mechanics of Conversion. Before any holder of Series B 8% Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series B 8% Convertible Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B 8% Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B 8% Convertible Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversions shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

         (3) Adjustments in the Average Stock Transaction Price Thresholds and in the Number of Shares Issuable Upon Conversion. The Average Stock Transaction Price thresholds referred to in Section 2D, and 2I (the "Price Thresholds") and the number of shares of Common Stock issuable upon the conversion of Series B 8% Convertible Preferred Stock shall be subject to adjustments from time to time as follows:

                  (i) In the event the Corporation should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the shares of Common Stock into which the Series B 8% Convertible Preferred Stock may be converted shall include any such Stock Equivalents which may be issued from time to time to the same effect as if the Series B 8% Convertible Preferred Stock had been converted into shares of Common Stock on the date of its issuance. Likewise, the

                  Price Thresholds shall as of such record date, apply to the Common Stock plus the Stock Equivalents issued in respect of such Common Stock on such record date.

                  (ii) If the number of shares of Common Stock outstanding at any time is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the conversion ratio for the Series B 8% Convertible Preferred Stock shall be appropriately adjusted so that the number of shares of Series B 8% Convertible Preferred Stock surrendered on conversion for each two shares of Common Stock to be issued shall be increased in proportion to such decrease in outstanding shares of Common Stock. Likewise, the Price Thresholds shall be increased in proportion to such decrease in outstanding shares of Common Stock.

                  (iii) In the case of any reorganization of the Corporation or consolidation of the Corporation with or any merger of the Corporation with or into another entity or in case of any sale or transfer to another entity of the property of the Corporation as an entirety or substantially as an entirety, the corporation or other entity resulting from such reorganization, or consolidation or surviving such merger or to which such sale or transfer shall be made, as the case may be, shall make suitable provisions so that the Series B 8%. Convertible Preferred Stock shall thereafter be convertible into the kind and amount of shares of common stock or other securities or property receivable upon such reorganization, consolidation, merger, sale or transfer by the holder of the number of shares of Common Stock into which such shares of Series B 8% Convertible Preferred Stock might have been converted immediately prior to such consolidation, merger, sale or transfer.

                  Likewise, the Price Thresholds shall apply to the shares of common stock or other securities or property receivable upon such reorganization, merger, consolidation, sale or transfer, as appropriately adjusted to reflect the amount of common stock or other securities or property received by a holder of one share of Common Stock upon such reorganization, merger, consolidation, transfer or sale. The provisions of this subparagraph (iii) shall similarly apply to successive reorganizations, consolidations, mergers, sales or transfers.

                  (iv) In the event that the Corporation effects a split, subdivision of its Common Stock, or in the event that the number of shares of its Common Stock is decreased by a combination of the outstanding shares of Common Stock, the Price Thresholds shall be appropriately adjusted so that the Price Thresholds are raised or decreased in proportion to the number of outstanding shares of the Corporation's Common Stock resulting from such split, subdivision or combination as compared to the number of shares of Common Stock outstanding immediately prior to such split, subdivision or combination.

         3. No Senior Capital Stock Authorized as to Dividend Priority or Liquidation. The Corporation shall not authorize or issue, or obligate itself to authorize or issue, any other equity security senior to the Series B 8% Convertible Preferred Stock as to priority of payment of dividends or liquidation preference.

         IN WITNESS WHEREOF, said South Texas Drilling & Exploration, Inc. has caused this Certificate to be signed by Wm. Stacy Locke, its President, and attested by Mary Lou Kilgore, its Secretary, this 9th day of January, 1998.

                                             SOUTH TEXAS DRILLING &
                                             EXPLORATION, INC.




                                             By: /s/ Wm.  Stacy Locke
                                                 -------------------------------
                                                 Wm.  Stacy Locke, President
ATTEST:


/s/ Mary Lou Kilgore
-----------------------------
Mary Lou Kilgore, Secretary

                 STATEMENT OF CANCELLATION OF TREASURY'S SHARES

                 TO THE SECRETARY OF STATE OF THE STATE OF TEXAS

         Pursuant to the provisions of Article 4.11 of the Texas Business Corporation Act, the undersigned corporation submits the following statement of cancellation by resolution of its Board of Directors of shares of the corporation reacquired by it, other than redeemable shares redeemed or purchased:

         1. The name of the corporation is South Texas Drilling & Exploration, Inc.

         2. A resolution was duly adopted by all necessary action on the part of the corporation on February 23, 1998, authorizing the cancellation of 339,767 Treasury shares, itemized as follows:

                             Class                Number of Shares
                             -----                ----------------

                         Common Stock                 339,767

The amount of stated capital represented by the shares to be canceled is $33,977.

         3. The aggregate number of issued shares, itemized by classes and series and par value, if any, after giving effect to such cancellation is 5,900,784 itemized as follows

                            Class          Par Value         Number of Shares
                            -----          ---------         ----------------
                         Common Stock         $.10               5,900,784


         4. The amount of stated capital of the corporation, after giving effect of such cancellation is $590,078.


DATED: July 28, 1998

                                                By: /s/ Wm. Stacy Locke
                                                    ---------------------------
                                                    Wm. Stacy Locke

                              ARTICLES OF AMENDMENT
                                       TO
                          THE ARTICLES OF INCORPORATION
                                       OF
                    SOUTH TEXAS DRILLING & EXPLORATION, INC.



         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

                                    ARTICLE I

         The name of the corporation is SOUTH TEXAS DRILLING & EXPLORATION, INC.

                                   ARTICLE II

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on August 30, 2000. The amendment revises Article Four of the original Articles of Incorporation to increase the number of authorized shares of the Corporation's Common Stock from 15,000,000 to 30,000,000. Section 1 of Article Four of the Corporation's Articles of Incorporation is amended to read as follows:

                                  "ARTICLE FOUR

         Section 1. Authorized Shares. The aggregate number of shares which the Corporation has authority to issue is 31,000,000 shares divided into: (A) one class of 30,000,000 shares of Common Stock with a par value of $0.10 per share, and (B) one class of 1,000,000 shares of Preferred Stock with a par value of $1.00 per share, which may be divided and issued in series as set forth in this Article Four."

         The balance of the provisions of Article Four as currently on file with the Texas Secretary of State's office remains unchanged.

                                   ARTICLE III

         Thc number of shares of the corporation outstanding at the time of such adoption was 10,952,845 shares of Common Stock, 400,000 shares of Series A Stock and 184,615 shares of Series B Stock, each class of stock having one vote per share, and the aggregate number of shares entitled to vote thereon was 12,675,920.

                                   ARTICLE IV

         The above amendment to the Articles of Incorporation was ratified and approved by in excess of sixty-six and two-thirds (66 2/3%) percent of the outstanding shares of the Corporation entitled to vote at a meeting duly called and held on August 30, 2000, at which a quorum of shareholders was represented in person by proxy and acted throughout.

Dated: September 8, 2000

                               SOUTH TEXAS DRILLING & EXPLORATION, INC.



                               By: /s/ Wm. Stacy Locke
                                   --------------------------------------------
                                   Wm. Stacy Locke, President




                                       2